Exhibit 99.5

Rowan Ensco Proposed Merger Employee Meeting October 8, 2018

SAFE. RELIABLE. EFFICIENT.

Forward-Looking Statements

Statements included in this document regarding the proposed transaction, benefits, expected synergies and other expense savings and operational and administrative efficiencies, opportunities, timing, expense and effects of the transaction, financial performance, accretion to discounted cash flows, revenue growth, future dividend levels, credit ratings or other attributes of Ensco plc ("Ensco") following the completion of the transaction and other statements that are not historical facts, are forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended (the "Securities Act")). Forward-looking statements include words or phrases such as "anticipate,' "believe," "contemplate," "estimate," "expect," "intend," "plan," "project," "could," "may," "might," "should," "will" and words and phrases of similar import. These statements involve risks and uncertainties including, but not limited to, actions by regulatory authorities, rating agencies or other third parties, actions by the respective companies' security holders, costs and difficulties related to integration of Rowan Companies plc ("Rowan"), delays, costs and difficulties related to the transaction, market conditions, and Ensco's financial results and performance following the completion of the transaction, satisfaction of closing conditions, ability to repay debt and timing thereof, availability and terms of any financing and other factors detailed in the risk factors section and elsewhere in Ensco's and Rowan's Annual Report on Form 10-K for the year ended December 31, 2017 and their respective other filings with the Securities and Exchange Commission (the "SEC"), which are available on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. All information in this document is as of today. Except as required by law, both Ensco and Rowan disclaim any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction, Ensco and Rowan will file a joint proxy statement on Schedule 14A with the SEC. To the extent Ensco effects the proposed transaction as a court-sanctioned scheme of arrangement between Rowan and Rowan's shareholders under the UK Companies Act of 2006, as amended, the issuance of Ensco's ordinary shares in the proposed transaction would not be expected to require registration under the Securities Act, pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that Ensco determines, with Rowan's consent, to structure the transaction as an offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, Ensco will file a registration statement with the SEC containing a prospectus with respect to Ensco's ordinary shares that would be issued in the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ROWAN ARE ADVISED TO CAREFULLY READ THE JOINT PROXY STATEMENT AND ANY REGISTRATION STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive joint proxy statement and any registration statement/prospectus, as applicable, will be sent to security holders of Rowan in connection with Rowan's shareholder meetings. Investors and security holders may obtain a free copy of the joint proxy statement (when available), any registration statement/prospectus, and other relevant documents filed by Rowan with the SEC from the SEC's website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the joint proxy statement, any registration statement/prospectus, and other relevant documents (when available) by directing a request by mail or telephone to Investor Relations, Rowan Companies plc, 2800 Post Oak Boulevard, Suite 5450, Houston, Texas 77056, telephone 713-621-7800. Copies of the documents filed by Rowan with the SEC will be available free of charge on Rowan's website at www.rowan.com/investor-relations.

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Participants in the Solicitation Rowan and its directors, executive officers and certain other members of management may be deemed to be participants in the s oli citation of proxies from its security holders with respect to the transaction. Information about these persons is set forth in Rowan’s proxy statement relating to its 201 8 G eneral Meeting of Shareholders, as filed with the SEC on April 3, 2018 and subsequent statements of changes in beneficial ownership on file with the SEC. Security holders and in vestors may obtain additional information regarding the interests of such persons, which may be different than those of Rowan’s' security holders generally, by reading th e joint proxy statement, any registration statement and other relevant documents regarding the transaction, which will be filed with the SEC. No Offer or Solicitation This document is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or bu y or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall t her e be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or for eign commerce, or any facility of a national securities exchange, of any such jurisdiction. Service of Process Rowan is incorporated under the laws of England and Wales. In addition, some officers and directors reside outside the Unite d S tates, and some or all of its assets are or may be located in jurisdictions outside the United States. Therefore, investors may have difficulty effecting service of process wi thin the United States upon those persons or recovering against Rowan or its officers or directors on judgments of United States courts, including judgments based upon th e c ivil liability provisions of the United States federal securities laws. It may not be possible to sue Rowan or its officers or directors in a non - U.S. court for violations of the U.S. securities laws. 3

What happened today / What was announced? Why has the company done this? What’s the business rationale? What will the combined company look like? How will the company be managed? What’s the timeline? What happens when? What’s our relationship with Ensco? What about the Rowan legacy? What’s going to happen to me? What’s in it for me? Where do I get more information? AGENDA 4

Rowan & Ensco have agreed to merge o The boards of both companies unanimously agreed to the combination o Subject to certain conditions and approvals o Expect to “close” in first half of 2019 o An at market merger. Rowan shareholders will own ~39.5% and Ensco shareholders will own ~60.5% of the combined company o This is NOT a sale of Rowan; it is a merger of equals o Company name to be decided during integration planning – probably Ensco Rowan plc What happened today / What was announced? 5

What happened today / What was announced? Why has the company done this? What’s the business rationale? What will the combined company look like? How will the company be managed? What’s the timeline? What happens when? What’s our relationship with Ensco? What about the Rowan legacy? What’s going to happen to me? What’s in it for me? Where do I get more information? AGENDA 6

Business Rationale for the Transaction High - quality assets uniquely positioned for offshore recovery ▪ Combination will create a more diversified company, with a presence in nearly all major offshore regions and a larger customer base, and bring together two world - class operators with common cultures and focus on safety and operational excellence ▪ Dedicated to advancing new technologies and solutions to differentiate services and drive performance at the well site, with a larger, more diversified rig fleet enhancing the combined company’s ability to more economically deploy new technologies Best - in - class operator with a commitment to innovation ▪ Combined company to have liquidity of approximately $3.9 billion, including $1.9 billion of cash and short - term investments ▪ Credit profile to benefit from increased scale, greater backlog of approximately $2.7 billion, and enhanced diversification across regions, customers, rig types and operational expertise Strong financial position with additional upside from synergies ▪ Diverse, high - specification rig fleet positions the combined company as a premier offshore service provider poised to capitalize on increasing demand for deep - and shallow - water drilling – Increased highest - specification ultra - deepwater drillship scale – Well positioned to meet customer demand in the most challenging shallow - water environments 7

What happened today / What was announced? Why has the company done this? What’s the business rationale? What will the combined company look like? How will the company be managed? What’s the timeline? What happens when? What’s our relationship with Ensco? What about the Rowan legacy? What’s going to happen to me? What’s in it for me? Where do I get more information? AGENDA 8

Geographic Footprint 9 U.S. Gulf 1 x Increases each company’s presence in key offshore regions x Ensco gains exposure to the ARO Drilling joint venture and ultra - harsh environment jack - ups, along with a presence in Norway x Rowan gains critical mass in deepwater operations, access to Ensco’s strong relationships with large deepwater customers and wider geographic footprint, including presence in Brazil, West Africa, Southeast Asia and Australia Greater Geographic & Asset Diversification 4 2 6 4 1 2 Brazil 1 Mediterranean 1 Africa 1 3 Asia Pacific 7 1 4 Middle East 2 Under Construction 2 11 9 Ensco Rigs Rowan Rigs 1 2 Other LatAm 3 1 Other Europe 9 3 4 Norway 2 1 2 7 ARO Drilling Rigs 1 Source: Company Filings 1 Excludes one Rowan jack - up that is expected to be retired and two rigs managed by Ensco on behalf of a customer 2 Includes nine Rowan jack - up rigs leased to ARO Drilling and seven rigs owned by ARO Drilling (pro forma for two rigs to be sold from Rowan to ARO Drilling before year - end 2018); excludes one Rowan jack - up that is expected to be retired

Combined Company Fleet (Floaters) 11 7 4 4 4 10 10 3 3 57 28 27 24 17 11 8 7 4 Transocean Pro Forma Combined Seadrill Ensco Diamond Noble Maersk Pacific Rowan Highest-Spec 6th Gen Moored/HE 6th+ Gen DP Only Other Source: IHS Markit RigPoint as of September 2018; Ensco and Rowan analysis 1 Transocean is shown pro forma for Ocean Rig acquisition 2 Seadrill includes Sevan Drilling and NADL; excludes newbuilds with no recourse to parent company; reflects 50% ownership of SeaMex 3 Noble reflects 50% ownership in Shell JV rigs (Bully I and Bully II); pro forma for purchased PaxOcean jack - up 4 Drillships delivered in 2013 or later, equipped with dual BOP and 2.5mm lbs. hookload derricks 1 3 100% 100% 88% 82% 41% 88% 89% 89% 68% % 6 th Generation+ 2 Floater Fleets # Rigs 4

Combined Company Fleet (Jack - ups) 11 7 7 9 6 3 22 16 6 16 13 3 54 39 37 35 34 19 19 15 13 Pro Forma Combined Shelf COSL Ensco Borr Rowan Seadrill Maersk Noble Ultra HE Modern HE Modern Benign Other 11 13 18 29 16 22 27 6 38 # UHE or Modern 5 Jack - up Fleets # Rigs 2 6 7 5 Rowan jack - up count excludes 7 rigs contributed to ARO Drilling and 2 rigs expected to be retired 6 Includes jack - ups with the following rig designs: GustoMSC CJ70, Le Tourneau Super Gorilla Class and KFELS N Class 7 Other jack - ups classified as harsh environment and North Sea capable < 20 years of age 8 Jack - ups not classified as harsh environment and North Sea capable < 20 years of age 8 3

Combined Company Fleet

SAFE. RELIABLE. EFFICIENT.

Floater Fleets

Rigs



% 6th Generation+
Transocean[1]
57
68%
Pro Forma Combined
11
4
10
3
28
89%
Seadrill[2]
27
89%
Ensco
7
4
10
3
24
88%
Diamond
17
41%
Noble[3]
11
82%
Maersk
8
88%
Pacific
7
100%
Rowan
4
4
100%
Highest-Spec[4]
6th Gen Moored/HE
6th+ Gen DP Only
Other

Jack-up Fleets

Rigs



UHE or Modern
Pro Forma Combined
7
9
22
16
54
38
Shelf
39
6
COSL
37
27
Ensco
6
16
13
35
22
Borr
34
29
Rowan[5]
7
3
6
3
19
16
Seadrill[2]
19
18
Maersk
15
13
Noble[3]
13
11
Ultra HE[6]
Modern HE[7]
Modern Benign[8]
Other

Source: IHS Markit RigPoint as of September 2018; Ensco and Rowan analysis

[1] Transocean is shown pro forma for Ocean Rig acquisition
[2] Seadrill includes Sevan Drilling and NADL; excludes newbuilds with no recourse to parent company; reflects 50% ownership of SeaMex
[3] Noble reflects 50% ownership in Shell JV rigs (Bully I and Bully II); pro forma for purchased PaxOcean jack-up
[4] Drillships delivered in 2013 or later, equipped with dual BOP and 2.5mm lbs. hookload derricks

[5] Rowan jack-up count excludes 7 rigs contributed to ARO Drilling and 2 rigs expected to be retired
[6] Includes jack-ups with the following rig designs: GustoMSC CJ70, Le Tourneau Super Gorilla Class and KFELS N Class
[7] Other jack-ups classified as harsh environment and North Sea capable < 20 years of age
[8] Jack-ups not classified as harsh environment and North Sea capable < 20 years of age

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What happened today / What was announced? Why has the company done this? What’s the business rationale? What will the combined company look like? How will the company be managed? What’s the timeline? What happens when? What’s our relationship with Ensco? What about the Rowan legacy? What’s going to happen to me? What’s in it for me? Where do I get more information? AGENDA 13

• Board • 11 Directors: six from Ensco & five from Rowan existing boards • Executive Management • Rowan current President & CEO will become the CEO of combined company • Ensco current CFO will become CFO of the combined company • Ensco current President & CEO will become Executive Chairman of combined company • Management • Management will be drawn from both companies How will the company be managed? 14

Headquarters - very small office in London Corporate office - large footprint in Houston Regional shore bases in major regions ARO Drilling will be largely unaffected • Combined company will still support ARO Drilling through transition services • Ensco fleet in Saudi Arabia will be run separately from ARO Drilling for the next several years How will the company be managed? 15

• No changes associated with the combination will be made until after the transaction closes. • Operating systems, policies and procedures that incorporate best practices from the two companies will be standardized across the combined company over time. • We do not anticipate any significant changes to day - to - day operations on Rowan rigs. From FAQ: Will systems, policies and procedures change? 16

What happened today / What was announced? Why has the company done this? What’s the business rationale? What will the combined company look like? How will the company be managed? What’s the timeline? What happens when? What’s our relationship with Ensco? What about the Rowan legacy? What’s going to happen to me? What’s in it for me? Where do I get more information? AGENDA 17

Timeline - overview 18 Deal announced, filings with authorities & court submissions Oct - Nov’18 Dec’18 – Feb ’19 Shareholder votes, regulatory filings Mar – Apr’19 Regulatory Review H1’19 Close transaction

What happened today / What was announced? Why has the company done this? What’s the business rationale? What will the combined company look like? How will the company be managed? What’s the timeline? What happens when? What’s our relationship with Ensco? What about the Rowan legacy? What’s going to happen to me? What’s in it for me? Where do I get more information? AGENDA 19

• We must continue to operate as two independent companies until close • There will be integration planning, but it will be highly coordinated • Don’t reach out to Ensco employees unless you are told to What’s our relationship with Ensco? 20

• We have an immensely rich & proud history • Rowan has not been sold • Rowan is not going away • This is the next chapter for Rowan • This is a different type of transaction than Ensco’s Atwood and Pride acquisitions What about the Rowan legacy? 21

What happened today / What was announced? Why has the company done this? What’s the business rationale? What will the combined company look like? How will the company be managed? What’s the timeline? What happens when? What’s our relationship with Ensco? What about the Rowan legacy? What’s going to happen to me? What’s in it for me? Where do I get more information? AGENDA 22

There will be more opportunities o Outside of ARO Drilling - today Rowan is operating 14 rigs - the combined company will operate 54 jack - ups and 28 floating rigs The majority of Rowan and Ensco employees will not be materially affected by the combination. What’s going to happen to me? What’s in it for me? 23

After close (sometime in 2019) we will likely combine the two companies shore - based offices and positions where there is overlap. We recognize that the proposed transaction will create concern and uncertainty around some employees’ roles in the combined organization. We intend to keep you informed as important decisions are made. We are committed to treating all Rowan and Ensco employees fairly and with respect as we move through this process. From FAQ 24

• We must focus on our day - to - day tasks… we have a business to run • Don’t waste time speculating or discussing wild rumors… focus on supporting our offshore operations • I am counting on you 25

What happened today / What was announced? Why has the company done this? What’s the business rationale? What will the combined company look like? How will the company be managed? What’s the timeline? What happens when? What’s our relationship with Ensco? What about the Rowan legacy? What’s going to happen to me? What’s in it for me? Where do I get more information? AGENDA 26

Material available today - Employee letter - Employee FAQ - Press Release - Investor Presentation • Talk to your supervisor / manager • We are committed to keeping you informed; more material will become available Where do I get more information? 27